June 28, 2019

CENTAUR TOTAL RETURN Fund

A series of Centaur Mutual Funds Trust

Supplement to the Summary Prospectus and Statutory Prospectus

each dated February 28, 2019

This supplement to the Summary Prospectus and Statutory Prospectus each dated February 28, 2019 and each as supplemented, for the Centaur Total Return Fund (the “Fund”), a series of the Centaur Mutual Funds Trust (the “Trust”), updates the information described below. For further information, please contact the Fund toll-free at 1-888-484-5766. You may also obtain additional copies of the Fund’s summary Prospectus, statutory Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at http://www.dcmmutualfunds.com/.

This supplement is to announce, effective as of the date of this supplement, the change of the Fund’s primary broad-based securities market index.

Therefore, this supplement updates certain information in the Summary Prospectus and Statutory Prospectus as set forth below.

Changes to the Summary Prospectus and Statutory Prospectus

The following replaces in their entirety the first two paragraphs that follow the heading “Principal Investment Strategies” on page 1 of the Summary Prospectus and page 3 of the Statutory Prospectus and the first two paragraphs of the section entitled “PRINCIPAL INVESTMENT STRATEGIES” beginning on page 8 of the Statutory Prospectus:

Principal Investment Strategies. The Fund invests in equity securities of companies that the Advisor believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the Morningstar Moderately Conservative Target Risk Index. The Fund typically invests in common stocks and other equity securities, which may include securities issued by real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs) or royalty trusts, as well as preferred stocks, convertible bonds, convertible preferred stocks, and warrants.

In addition to investing in equity securities that offer high dividend yields, the Advisor may seek to generate income from selling covered call options on securities in the Fund. The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the Fund’s portfolio while still satisfying the Fund’s goal of generating investment income. Securities so purchased will be selected based upon the Advisor’s determination of the attractiveness and risk profile of the underlying stock as well as the income potential of selling covered call options on the security. The Advisor may seek to use the above strategies to structure the Fund’s investment portfolio in such a way as to seek to achieve an income yield superior to that of the Morningstar Moderately Conservative Target Risk Index. The Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation.

The following chart replaces, in its entirety, the chart in the section entitled “Annual Total Returns” on page 4 of the Summary Prospectus and the chart in the section entitled “Performance Information” on page 7 of the Statutory Prospectus

June 28, 2019

Average Annual Total Returns For the Period Ended December 31, 2018	1 Year	5 Years	10 Years
Return before taxes	-4.36%	4.33%	11.19%
Return after taxes on distributions	-7.83%	1.55%	8.55%
Return after taxes on distributions and sale of shares	-0.89%	2.55%	8.29%
Morningstar Moderately Conservative Target Risk Index** (reflects no deduction for fees, expenses or taxes)	-2.86%	3.46%	6.26%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	13.12%
Dow Jones U.S. Select Dividend Total Return Index (reflects no deduction for fees, expenses, or taxes)	-5.94%	8.49%	12.26%

**	In prior prospectuses, the Fund compared its performance against the S&P 500 Total Return Index as its primary benchmark and the Dow Jones U.S. Select Dividend Total Return Index as its secondary benchmark. The Advisor believes the Morningstar Moderately Conservative Target Risk Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies and, therefore, the Morningstar Moderately Conservative Target Risk Index will replace the S&P 500 Total Return Index as the Fund’s primary benchmark in future comparisons. The Fund will no longer compare its performance against a secondary benchmark.

Changes to the Statutory Prospectus

The following replaces in its entirety the section entitled “BENCHMARK DESCRIPTIONS” on page 25 of the Statutory Prospectus

The Fund compares its performance to standardized indices or other measures of investment performance. In particular, the Fund compares its performance to the Morningstar Moderately Conservative Target Risk Index, which is an asset allocation index comprised of constituent Morningstar indexes and reflects global equity market exposure of 40% based on an asset allocation methodology from Ibbotson Associates, a Morningstar Company. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

In previous prospectuses, the Fund’s primary benchmark index was the S&P 500 Total Return Index and its secondary benchmark index was the Dow Jones U.S. Select Dividend Total Return Index. The S&P 500 Total Return Index measures the performance of common stocks in the United States securities markets and the Dow Jones U.S. Select Dividend Total Return Index is representative of the performance of dividend-paying stocks in the United States securities markets. It is expected that the Morningstar Moderately Conservative Target Risk Index will replace the S&P 500 Total Return Index as the Fund’s primary benchmark in future comparisons. The Fund will no longer compare its performance against a secondary benchmark.

Investors Should Retain this Supplement for Future Reference